UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June [19], 2009

CHAMPIONS BIOTECHNOLOGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-17263	52-1401755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science and Technology Park at John Hopkins 855 N. Wolfe Street, Baltimore, MD	21205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 369-0365

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Management has identified errors in the Company’s annual financial statements for the fiscal years ended April 30, 2008 and 2007 as well its quarterly consolidated financial statements for the fiscal quarters ended July 31, 2008, October 31, 2008 and January 31, 2009 and that those financial statements need to be restated. Accordingly, on June 19, 2009, the Audit Committee concluded, after discussions and consultations with management and upon management’s recommendation, that the consolidated financial statements included in the Company’s Form 10-K for the fiscal years ended April 30, 2008 and 2007 and in its Form 10-Q for the quarters ended July 31 and October 31, 2008 and January 31, 2009, should no longer be relied upon.

The restatement is not expected to have an impact on the Company’s cash balances for any of the affected periods.

Following is a preliminary description of the identified errors:

Stock Based Compensation. The Company determined that it incorrectly accounted for stock based awards made to non-employees. In addition, the Company has determined that the amount of the stock based compensation that should be reflected as additional paid-in capital should be limited to the compensation expense of the fair value of the shares earned through the provision of consulting services, rather than recognizing the gross amount of the award in additional paid-in capital with a corresponding offset to Prepaid Consulting.

Costs Associated with Pending Patents. The Company previously capitalized costs, including legal fees and the value of common stock issued associated with its acquisition of patent rights to two Benzoylphenylurea sulfur analog compounds, instead of expensing the amounts at the time of the acquisition as it is not currently deemed probable that any products will ultimately be licensed or commercialized successfully.

Because management and the Audit Committee are still in the process of reviewing these errors, the Company has not determined the final amounts of the restatements. Once management and the Audit Committee have completed their restatement analysis, the Company will file appropriate amendments to prior consolidated financial statements.

Management is assessing the effect of the restatement on internal control over financial reporting. Management does not expect to reach a final conclusion on the restatements effect on internal control over financial reporting and disclosures controls and procedures until completing of the restatement process.

The Company’s management and Audit Committee have discussed the above mentioned errors for the periods indicated as well as the content of this filing with our auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2009

CHAMPIONS BIOTECHNOLOGY, INC.

/s/     Douglas D. Burkett

By:   Douglas D. Burkett
         Principal Executive Officer

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